UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	December 10, 2010
December 15, 2010

PHILLIPS EDISON – ARC

SHOPPING CENTER REIT INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	333-164313	27-1106076
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11501 Northlake Drive

Cincinnati, Ohio 45249

(Address of principal executive offices)

(Zip Code)

(513) 554-1110

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Pursuant to the requirements of the Securities Exchange Act of 1934, Phillips Edison – ARC Shopping Center REIT Inc. (the “Company”) hereby amends the following Current Reports on Form 8-K to provide the required financial information:

•

Current Report on Form 8-K filed on December 16, 2010 to provide the required financial information relating to the Company’s acquisition of Lakeside Plaza, located in Salem, Virginia, as described in that Current Report and

•

Current Report on Form 8-K filed on December 21, 2010 to provide the required financial information relating to the Company’s acquisition of Snow View Plaza, located in Parma, Ohio, as described in that Current Report.

After reasonable inquiry, the Company is not aware of any material factors relating to Lakeside Plaza or Snow View Plaza that would cause the reported revenues and certain operating expenses relating to it not to be necessarily indicative of future operating results.

Item 9.01	Financial Statements and Exhibits.

		Page

(a)	Financial Statements of Businesses Acquired.

	Lakeside Plaza

	Independent Auditors’ Report	3

	Statements of Revenues and Certain Operating Expenses for the nine months ended September 30, 2010 (unaudited) and for the year ended December 31, 2009	4

	Notes to the Statements of Revenues and Certain Operating Expenses for the nine months ended September 30, 2010 (unaudited) and for the year ended December 31, 2009	5

	Snow View Plaza

	Independent Auditors’ Report	7

	Statements of Revenues and Certain Operating Expenses for the nine months ended September 30, 2010 (unaudited) and for the year ended December 31, 2009	8

	Notes to the Statements of Revenues and Certain Operating Expenses for the nine months ended September 30, 2010 (unaudited) and for the year ended December 31, 2009	9

(b)	Pro Forma Financial Information.

	Unaudited Pro Forma Condensed Consolidated Financial Information	11

	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2010	12

	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 2010	13

	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2009	14

	Unaudited Notes to Pro Forma Condensed Consolidated Financial Information	15

Independent Auditors’ Report

To the Board of Directors and Stockholders of

Phillips Edison – ARC Shopping Center REIT Inc.

Cincinnati, Ohio

We have audited the accompanying statement of revenues and certain operating expenses (the “Historical Summary”) of Lakeside Plaza, a shopping center located in Salem, Virginia (the “Property”), for the year ended December 31, 2009. This Historical Summary is the responsibility of the Property’s management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes consideration of internal control over financial reporting as it relates to the Historical Summary as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting as it relates to the Historical Summary. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in this Form 8-K/A of Phillips Edison – ARC Shopping Center REIT Inc.) as discussed in Note 1 to the Historical Summary and is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the Historical Summary presents fairly, in all material respects, the revenues and certain operating expenses discussed in Note 1 to the Historical Summary of the Property for the year ended December 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Cincinnati, Ohio

February 22, 2011

Lakeside Plaza

Statements of Revenues and Certain Operating Expenses

For the Nine Months Ended September 30, 2010 (unaudited)

and for the Year Ended December 31, 2009

(in thousands)

	Nine Months Ended September 30, 2010 (unaudited)	Year Ended December 31, 2009
Revenues
Rentals	$599	$772
Recoveries	95	120

Total revenues	694	892

Certain Operating Expenses
Property operating	75	102
Real estate taxes	60	78
General and administrative expenses	8	6

Total certain operating expenses	143	186

Revenues in excess of certain operating expenses	$551	$706

See accompanying Notes to the Statements of Revenues and Certain Operating Expenses.

Lakeside Plaza

Notes to the Statements of Revenues and Certain Operating Expenses

For the Nine Months Ended September 30, 2010 (unaudited)

and for the Year Ended December 31, 2009

1. ORGANIZATION AND BASIS OF PRESENTATION

On December 10, 2010, Phillips Edison – ARC Shopping Center REIT Inc. (the “Company”) purchased Lakeside Plaza, a shopping center containing 82,033 of rentable square feet (unaudited) located at 161 Electric Road in Salem, Virginia, for approximately $8.75 million, exclusive of closing costs. The acquisition and related expenses were funded with proceeds of $6.125 million from a mortgage loan secured by the property and proceeds of $2.88 million from the Company’s ongoing public offering. The mortgage loan matures on December 10, 2012, and the Company may extend the maturity date to December 10, 2013.

The statements of revenues and certain operating expenses (the “Historical Summaries”) have been prepared for the purpose of complying with the provisions of Rule 3-14 of Regulation S-X promulgated by the United States Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included in certain filings with the SEC. The Historical Summaries include the historical revenues and certain operating expenses of Lakeside Plaza, exclusive of items which may not be comparable to the proposed future operations of Lakeside Plaza. The Historical Summaries are not intended to be a complete presentation of the revenues and operating expenses of Lakeside Plaza for the nine months ended September 30, 2010 and the year ended December 31, 2009. The statements of revenues and certain operating expenses exclude items which may not be comparable to the future operations of Lakeside Plaza, such as prior owner management fees, depreciation, amortization, and interest on debt not assumed.

The statement of revenues and certain operating expenses and notes thereto for the nine months ended September 30, 2010, included in this report, are unaudited. In the opinion of the Company’s management, all adjustments necessary for a fair presentation of such statement of revenues and certain operating expenses have been included. Such adjustments consist of normal recurring items. Interim results are not necessarily indicative of results for a full year.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Reporting and Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions of the reported amounts of revenues and certain operating expenses during the reporting period. Actual results may differ from those estimates.

Revenue Recognition — Lakeside Plaza leases space to retail tenants under leases with varying terms, which are accounted for as operating leases. Lakeside Plaza recognizes minimum rents on the straight-line method over the terms of the leases regardless of when payments are due. The leases also typically provide for tenant recoveries of common area maintenance (CAM) costs, real estate taxes, and other operating expenses. These recoveries are recognized as revenue in the period the applicable costs are incurred. Most tenants pay estimated monthly CAM amounts and are billed the shortfalls or credited the overpayments annually, with the exclusion of tenants with gross leases.

Straight-line rental revenue was higher than the current amount required to be paid by tenants by $14,000 and $33,000 for the nine months ended September 30, 2010 and the year ended December 31, 2009, respectively.

Repairs and Maintenance — Expenditures for normal, recurring, or periodic maintenance are charged to expense when incurred. Renovations which improve or extend the life of the asset are capitalized.

Subsequent Events — The Company has evaluated subsequent events through February 22, 2011, the date these financial statements were available to be issued, to determine if either recognition or disclosure of significant events or transactions is required.

3. LEASES

Approximate future rentals to be received under noncancelable operating leases in effect at December 31, 2009, assuming no new or renegotiated leases or option extensions on lease agreements are as follows:

Years Ending December 31

2010	$768,000
2011	758,000
2012	734,000
2013	689,000
2014	559,000
Thereafter	2,273,000

Total	$5,781,000

The minimum future rental income represents the base rent required to be paid by the tenants under the terms of their leases exclusive of operating expense recoveries.

4. CONCENTRATIONS AND COMMITMENTS

The percentages of rental income from tenants who individually represent more than 10% of the rental income of Lakeside Plaza for the year ended December 31, 2009 are as follows:

Tenant	Percent of Rental Revenue

Kroger	59%
CVS	13%

* * * * * *

Independent Auditors’ Report

To the Board of Directors and Stockholders of

Phillips Edison – ARC Shopping Center REIT Inc.

Cincinnati, Ohio

We have audited the accompanying statement of revenues and certain operating expenses (the “Historical Summary”) of Snow View Plaza, a shopping center located in Parma, Ohio (the “Property”), for the year ended December 31, 2009. This Historical Summary is the responsibility of the Property’s management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes consideration of internal control over financial reporting as it relates to the Historical Summary as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting as it relates to the Historical Summary. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in this Form 8-K/A of Phillips Edison – ARC Shopping Center REIT Inc.) as discussed in Note 1 to the Historical Summary and is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the Historical Summary presents fairly, in all material respects, the revenues and certain operating expenses discussed in Note 1 to the Historical Summary of the Property for the year ended December 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Cincinnati, Ohio

February 22, 2011

Snow View Plaza

Statements of Revenues and Certain Operating Expenses

For the Nine Months Ended September 30, 2010 (unaudited)

and for the Year Ended December 31, 2009

(in thousands)

	Nine Months Ended September 30, 2010 (unaudited)	Year Ended December 31, 2009
Revenues
Rentals	$860	$1,154
Recoveries	237	369

Total revenues	1,097	1,523

Certain Operating Expenses
Property operating	131	164
Real estate taxes	213	282
General and administrative expenses	11	3

Total certain operating expenses	355	449

Revenues in excess of certain operating expenses	$742	$1,074

See accompanying Notes to the Statements of Revenues and Certain Operating Expenses.

Snow View Plaza

Notes to the Statements of Revenues and Certain Operating Expenses

For the Nine Months Ended September 30, 2010 (unaudited)

and for the Year Ended December 31, 2009

1. ORGANIZATION AND BASIS OF PRESENTATION

On December 15, 2010, Phillips Edison – ARC Shopping Center REIT Inc. (the “Company”) purchased Snow View Plaza, a shopping center containing 100,460 of rentable square feet (unaudited) located at 175 Snow Road in Parma, Ohio, for approximately $12.3 million, exclusive of closing costs. The acquisition and related expenses were funded with proceeds of $8.57 million from a mortgage loan secured by the property, proceeds of $0.9 million from a related-party loan and proceeds of $3.0 million from the Company’s ongoing public offering. The mortgage loan matures on December 15, 2012, and the Company may extend the maturity date to December 15, 2013.

The statements of revenues and certain operating expenses (the “Historical Summaries”) have been prepared for the purpose of complying with the provisions of Rule 3-14 of Regulation S-X promulgated by the United States Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included in certain filings with the SEC. The Historical Summaries include the historical revenues and certain operating expenses of Snow View Plaza, exclusive of items which may not be comparable to the proposed future operations of Snow View Plaza. The Historical Summaries are not intended to be a complete presentation of the revenues and operating expenses of Snow View Plaza for the nine months ended September 30, 2010 and the year ended December 31, 2009. The statements of revenues and certain operating expenses exclude items which may not be comparable to the future operations of Snow View Plaza, such as prior owner management fees, depreciation, amortization, and interest on debt not assumed.

The statement of revenues and certain operating expenses and notes thereto for the nine months ended September 30, 2010, included in this report, are unaudited. In the opinion of the Company’s management, all adjustments necessary for a fair presentation of such statement of revenues and certain operating expenses have been included. Such adjustments consist of normal recurring items. Interim results are not necessarily indicative of results for a full year.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Reporting and Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions of the reported amounts of revenues and certain operating expenses during the reporting period. Actual results may differ from those estimates.

Revenue Recognition — Snow View Plaza leases space to retail tenants under leases with varying terms, which are accounted for as operating leases. Snow View Plaza recognizes minimum rents on the straight-line method over the terms of the leases regardless of when payments are due. The leases also typically provide for tenant recoveries of common area maintenance (CAM) costs, real estate taxes, and other operating expenses. These recoveries are recognized as revenue in the period the applicable costs are incurred. Most tenants pay estimated monthly CAM amounts and are billed the shortfalls or credited the overpayments annually, with the exclusion of tenants with gross leases.

Straight-line rental revenue was higher than the current amount required to be paid by tenants by $69,000 for the nine months ended September 30, 2010 and lower than the current amount required to be paid by tenants by $6,000 for the year ended December 31, 2009.

Repairs and Maintenance — Expenditures for normal, recurring, or periodic maintenance are charged to expense when incurred. Renovations which improve or extend the life of the asset are capitalized.

Subsequent Events — The Company has evaluated subsequent events through February 22, 2011, the date these financial statements were available to be issued, to determine if either recognition or disclosure of significant events or transactions is required.

3. LEASES

Approximate future rentals to be received under noncancelable operating leases in effect at December 31, 2009, assuming no new or renegotiated leases or option extensions on lease agreements are as follows:

Years Ending December 31

2010	$1,149,000
2011	1,190,000
2012	1,167,000
2013	1,120,000
2014	1,025,000
Thereafter	5,233,000

Total	$10,884,000

The minimum future rental income represents the base rent required to be paid by the tenants under the terms of their leases exclusive of operating expense recoveries.

4. CONCENTRATIONS AND COMMITMENTS

The percentages of rental income from tenants who individually represent more than 10% of the rental income of Snow View Plaza for the year ended December 31, 2009 are as follows:

Tenant	Percent of Rental Revenue

Giant Eagle	59%

* * * * * *

Phillips Edison – ARC Shopping Center REIT Inc.

Unaudited Pro Forma Condensed Consolidated Financial Information

On December 10, 2010, Phillips Edison – ARC Shopping Center REIT Inc. (the “Company”) purchased Lakeside Plaza, a shopping center containing 82,033 of rentable square feet located at 161 Electric Road in Salem, Virginia, for approximately $8.75 million, exclusive of closing costs. The acquisition was funded with proceeds of $6.125 million from a mortgage loan and proceeds of $2.88 million from the Company’s ongoing public offering. Lakeside Plaza was partially constructed and commenced rental operations in 1988. Construction of Lakeside Plaza was completed in 1989. Lakeside Plaza was purchased from Lakeside Plaza, LLC, which is not affiliated with the Company or the Company’s advisor or sub-advisor.

On December 15, 2010, the Company purchased Snow View Plaza, a shopping center containing 100,460 of rentable square feet located at 175 Snow Road in Parma, Ohio, for approximately $12.3 million, exclusive of closing costs. The acquisition was funded with proceeds of $8.57 million from a mortgage loan, proceeds of $0.9 million from a related-party loan and proceeds of $3.0 million from the Company’s ongoing public offering. Snow View Plaza was partially constructed and commenced rental operations in 1995. Construction of Snow View Plaza was completed in 1996. Snow View Plaza was purchased from EIG Snow View Plaza, LLC, which is not affiliated with the Company or the Company’s advisor or sub-advisor.

In the Company’s opinion, all material adjustments necessary to reflect the effects of the above transactions have been made. Fair value allocations to the assets and liabilities of Lakeside Plaza and Snow View Plaza have been completed, and the Company does not expect to make any future adjustments.

The following unaudited pro forma condensed consolidated balance sheet as of September 30, 2010 is presented as if the Company acquired Lakeside Plaza and Snow View Plaza on September 30, 2010. The following unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2010 and for the year ended December 31, 2009 are presented as if the Company had acquired Lakeside Plaza and Snow View Plaza on January 1, 2009. This unaudited pro forma condensed consolidated financial information should be read in conjunction with the historical financial statements and notes thereto as filed in the Company’s quarterly report on Form 10-Q for the nine months ended September 30, 2010 and are not necessarily indicative of what the actual financial position or results of operations would have been had the Company completed the transaction as of the beginning of the periods presented, nor is it necessarily indicative of future results.

Phillips Edison – ARC Shopping Center REIT Inc.

Pro Forma Condensed Consolidated Balance Sheet (Unaudited)

(in thousands, except shares)

	September 30, 2010 as Reported (a)	Pro Forma Adjustments		Pro Forma September 30, 2010

ASSETS
Investment in real estate – net	$—	$19,131	(b)	$19,131
Cash and cash equivalents	3,797	(959	)(c)	2,838
Prepaid expenses and other assets – net	161	2,612	(b)	2,773

Total assets	$3,958	$20,784		$24,742

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Mortgages and notes payable	$—	$15,595	(d)	$15,595
Accrued expenses and other liabilities	2,989	325	(e)	3,314
Intangible lease liabilities – net		453	(b)	453

Total liabilities	2,989	16,373		19,362

Commitments and contingencies

Stockholders’ Equity:
Preferred stock	—	—		—
Common stock	4	2	(c)	6
Additional paid-in capital	1,045	4,841	(c)	5,886
Accumulated deficit	(80)	(432	)(b)	(512)

Total stockholders’ equity	969	4,411		5,380

Total liabilities and stockholders’ equity	$3,958	$20,784		$24,742

See accompanying Notes to the Unaudited Pro Forma Condensed Consolidated Financial Information.

Phillips Edison – ARC Shopping Center REIT Inc.

Pro Forma Condensed Consolidated Statement of Operations (Unaudited)

For the Nine Months Ended September 30, 2010

(in thousands, except per share amounts)

	Nine Months Ended September 30, 2010 as Reported (a)	Statements of Revenues and Certain Operating Expenses (b)	Other Pro Forma Adjustments		Pro Forma Nine Months Ended September 30, 2010

Revenues:
Rentals	$—	$1,459	$(167	)(c)	$1,292
Recoveries	—	332	—		332

Total revenues	—	1,791	(167)		1,624

Expenses:
Property operating	—	206	72	(d)	278
Real estate taxes	—	273	—		273
General and administrative	80	19	160	(e)	259
Depreciation and amortization	—	—	735	(f)	735

Total expenses	80	498	967		1,545

Other expense (income):
Interest expense	—	—	439	(g)	439

Net income (loss)	$(80)	$1,293	$(1,573)		$(360)

Per share information – basic and diluted:
Net loss attributable to common stockholders of Phillips Edison – ARC Shopping Center REIT Inc.	$(2.06)				$(0.55)
Weighted-average common shares outstanding – basic and diluted	38,907				652,441

See accompanying Notes to the Unaudited Pro Forma Condensed Consolidated Financial Information.

Phillips Edison – ARC Shopping Center REIT Inc.

Pro Forma Condensed Consolidated Statement of Operations (Unaudited)

For the Year Ended December 31, 2009

(in thousands, except per share amounts)

	Year Ended December 31, 2009 as Reported (a)	Statements of Revenues and Certain Operating Expenses (b)	Other Pro Forma Adjustments		Pro Forma Year Ended December 31, 2009

Revenues:
Rentals	$—	$1,926	$(142	)(c)	$1,784
Recoveries	—	489	—		489

Total revenues	—	2,415	(142)		2,273

Expenses:
Property operating	—	266	107	(d)	373
Real estate taxes	—	360	—		360
General and administrative	—	9	646	(e)	655
Depreciation and amortization	—	—	977	(f)	977

Total expenses	—	635	1,730		2,365

Other expense (income):
Interest expense	—	—	595	(g)	595

Net income (loss)	$—	$1,780	$(2,467)		$(687)

Per share information – basic and diluted:
Net loss attributable to common stockholders of Phillips Edison – ARC Shopping Center REIT Inc.	$—				$(0.39)
Weighted-average common shares outstanding – basic and diluted	20,000				652,441

See accompanying Notes to the Unaudited Pro Forma Condensed Consolidated Financial Information.

Unaudited Pro Forma Condensed Consolidated Balance Sheets

a.	Reflects the Company’s historical balance sheet as of September 30, 2010.

b.	Reflects the acquisition of Lakeside Plaza and Snow View Plaza for $8,750,000 and $12,300,000, respectively. Acquisition related costs of $432,000 were expensed as incurred. The Company used proceeds from its offering of common stock to the public and financing proceeds for the acquisitions. The Company has allocated its purchase price to the assets and liabilities below (amounts in thousands):

Description	Lakeside Plaza	Snow View Plaza	Totals

Land	$4,085	$3,061	$7,146
Buildings	3,225	5,379	8,604
Land improvements	710	1,043	1,753
Tenant improvements	575	1,053	1,628

Total investment in real estate	8,595	10,536	19,131
Above-market lease values	151	1,368	1,519
In-place lease values	326	527	853
Below-market lease values	(322)	(131)	(453)

Total purchase price	$8,750	$12,300	$21,050

The Company capitalized $105,000 and $135,000 related to financing the acquisitions for Lakeside Plaza and Snow View Plaza, respectively. These costs, in addition to those allocated from the purchase prices, are included in prepaid expenses and other assets on the pro forma condensed consolidated balance sheet as shown below (amounts in thousands):

Description	Lakeside Plaza	Snow View Plaza	Totals

Above-market lease values	$151	$1,368	$1,519
In-place lease values	326	527	853
Deferred financing costs	105	135	240

Total prepaid expenses and other assets	$582	$2,030	$2,612

The Company has allocated the purchase price to the above tangible and identified intangible assets acquired and intangible liabilities assumed based on their fair values in accordance with generally accepted accounting principles as follows:

Estimates of future cash flows and other valuation techniques that the Company believes are similar to those used by independent appraisers were used to record the purchase of identifiable assets acquired such as land, buildings and improvements, and identifiable intangible assets and liabilities such as amounts related to in-place leases and acquired above- and below-market leases.

The estimated fair value of acquired in-place leases reflect the costs the Company would have incurred to lease the properties to the occupancy level of the properties at the date of acquisition. Such estimates include the fair value of the loss of rental income, leasing commissions, legal costs and other direct costs that would be incurred to lease the properties to such occupancy levels.

Acquired above- and below-market lease values were recorded based on the present value of the difference between the contractual amounts to be paid pursuant to the in-place leases and management’s estimate of the current market lease rates for the corresponding in-place leases. The capitalized above- and below-market lease values will be amortized as adjustments to rental revenue over the remaining terms of the respective leases. Should a tenant terminate its lease prior to its contractual term, the unamortized portion of the in-place lease value will be charged to amortization expense and the unamortized portion of above-and-below market lease value will be charged to rental revenue.

The following table summarizes the use of the proceeds of the Company’s ongoing public offering in purchasing Lakeside Plaza and Snow View Plaza (amounts in thousands):

Description	Lakeside Plaza	Snow View Plaza	Totals

Purchase price	$8,750	$12,300	$21,050
Acquisition costs	219	213	432
Deferred financing costs	105	135	240
Payable to advisor	(136)	(189)	(325)
Mortgage loan proceeds	(6,125)	(8,570)	(14,695)
Related-party loan proceeds		(900)	(900)

Total cash paid to acquire property	$2,813	$2,989	$5,802

c.	Reflects additional offering proceeds of $4,843,000 from the sale of 538,111 shares in the Company’s ongoing public offering through December 10, 2010 as though they were received on September 30, 2010. $2,813,000 and $2,989,000 was paid in cash at closing for the acquisitions of Lakeside Plaza and Snow View Plaza as shown in the table below (amounts in thousands):

Description
Additional offering proceeds	$4,843
Cash paid to acquire Lakeside Plaza	(2,813)
Cash paid to acquire Snow View Plaza	(2,989)

$(959)

d.	Reflects the acquisition related mortgage loans for Lakeside Plaza and Snow View Plaza in the amounts of $6,125,000 and $8,570,000, respectively, in addition to the $900,000 related-party loan related to the acquisition of Snow View Plaza.

e.	Reflects acquisition fees of $215,000 and financing fees of $110,000 payable to the Company’s advisor.

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Nine Months

Ended September 30, 2010

a.	Reflects the Company’s historical operations for the nine months ended September 30, 2010.

b.	Reflects the historical revenues and certain operating expenses of Lakeside Plaza and Snow View Plaza for the nine months ended September 30, 2010.

c.	Reflects the sum of the pro forma straight-line amortization of above- and below-market leases over the average remaining terms of the leases and the adjustment to reflect straight-line rental revenues as if the Company acquired the properties as of January 1, 2009.

d.	Reflects property management fees associated with the current management, a related-party, at a rate of 4.5% of cash receipts from the properties. Property management fees associated with the current management for Lakeside Plaza and Snow View Plaza were $31,000 and $41,000, respectively. No property management fees are included in the historical financial information.

e.	Reflects the asset management fees to the Company’s related-party advisor associated with Lakeside Plaza and Snow View Plaza, for an annual asset management fee of 1% of the costs of real estate investments.

f.	Reflects the depreciation and amortization of Lakeside Plaza and Snow View Plaza using the straight-line method over the estimated useful life of 30 years for buildings, 15 years for land improvements, and average remaining terms of the leases for tenant improvements and in-place leases.

g.	Reflects the approximate amount of interest at LIBOR plus 3.0% (using an average LIBOR rate of 0.28%) and amortization of deferred financing costs on acquisition-related debt of $15.6 million that would have been incurred for the Lakeside Plaza and Snow View Plaza acquisitions on January 1, 2009 as shown below (amounts in thousands):

Description	Lakeside Plaza	Snow View Plaza	Totals

Interest at LIBOR plus 3.0%	$152	$237	$389
Amortization of deferred financing costs	23	27	50

	$175	$264	$439

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year ended December 31, 2009

a.	Reflects the Company’s historical operations for the year ended December 31, 2009.

b.	Reflects the historical revenues and certain operating expenses of Lakeside Plaza and Snow View Plaza for the year ended December 31, 2009.

c.	Reflects the sum of the pro forma straight-line amortization of above- and below-market leases over the average remaining terms of the leases and the adjustment to reflect straight-line rental revenues as if the Company acquired the properties as of January 1, 2009.

d.	Reflects property management fees associated with the current management, a related-party, at a rate of 4.5% of cash receipts from the properties. Property management fees associated with the current management for Lakeside Plaza and Snow View Plaza were $37,000 and $70,000, respectively. No property management fees are included in the historical financial information.

e.	Reflects the sum of the acquisition expenses incurred to acquire Lakeside Plaza and Snow View Plaza and the asset management fees to the Company’s related-party advisor associated with Lakeside Plaza and Snow View Plaza, for an annual asset management fee of 1% of the costs of real estate investments.

f.	Reflects the depreciation and amortization of Lakeside Plaza and Snow View Plaza using the straight-line method over the estimated useful life of 30 years for buildings, 15 years for land improvements, and average remaining terms of the leases for tenant improvements and in-place leases.

g.	Reflects the approximate amount of interest at LIBOR plus 3.0% (using an average LIBOR rate of 0.33%) and amortization of deferred financing costs on acquisition-related debt of $15.6 million that would have been incurred for the Lakeside Plaza and Snow View Plaza acquisitions on January 1, 2009 as shown below (amounts in thousands):

Description	Lakeside Plaza	Snow View Plaza	Totals

Interest at LIBOR plus 3.0%	$207	$322	$529
Amortization of deferred financing costs	30	36	66

	$237	$358	$595

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Phillips Edison – ARC Shopping Center REIT Inc.

Dated: February 22, 2011	By:	/s/ Richard J. Smith
Richard J. Smith
Chief Financial Officer